Exhibit 10.48

                                                         Subordination Agreement
                                                    (All Indebtedness and Liens)

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Spectrum Organic Products, Inc. ___________ ("Borrower") is indebted to the undersigned ("Creditor") in the principal sum of Six Hundred Nine Thousand Three Hundred Five and No/l00_______ Dollars ($609,375.00) evidenced by a promissory note which indebtedness is secured by a life insurance policy on Jethren Phillips, and Creditor is or may become financially interested in Borrower and desires to aid Borrower in obtaining or having continued financial accommodations, whether by way of loan, commitment to loan, discounting of instruments, extensions of credit or the obtaining of any other financial aid from Comerica Bank-California ("Bank").

In order to induce the Bank to extend or to continue to extend financial accommodations to Borrower from time to time, whether by way of a loan, commitment to loan, discounting of instruments, extension of credit or otherwise and in consideration of any of these financial accommodations, Creditor agrees as follows:

1. Any and all obligations and liabilities of Borrower to Creditor, including, without limit, principal and interest payments, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and whatever the amount and however evidenced (the "Subordinated Indebtedness"), are subordinated in right of payment to any and all obligations and liabilities of Borrower to the Bank, including, without limit, principal and interest payments, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and however evidenced, together with all other sums due thereon and all costs of collecting the same (including, without limit, reasonable attorneys' fees) for which Borrower is liable (the "Senior Indebtedness").

2 Creditor will not ask for, demand, sue for, take or receive (by way of voluntary payment, acceleration, set-off or counterclaim, foreclosure or other realization on security, dividends in bankruptcy or otherwise), or offer to make any discharge or release of, any of the Subordinated Indebtedness, and Creditor waives any such rights with respect to the Subordinated Indebtedness nor shall Creditor exercise any rights of subrogation or other similar rights with respect to the Senior Indebtedness.

3. Creditor will not exercise any of Creditor's rights in any collateral now or later securing the Subordinated Indebtedness. All rights of Creditor in any collateral now or later securing the Subordinated Indebtedness are subordinated to all rights of the Bank now or later existing in any of the same collateral securing the Senior Indebtedness.

4. Should any payment, distribution or security or proceeds from these be received by Creditor upon or with respect to the Subordinated Indebtedness prior to the satisfaction in full of the Senior Indebtedness, Creditor shall immediately deliver same to the Bank in the form received (except for endorsement or assignment by Creditor where required by the Bank), for application on the Senior Indebtedness (whether or not then due and in such order of maturity as Bank elects) and, until so delivered, the same shall be held in trust by Creditor as the property of the Bank.

5. Creditor represents and warrants that it has not made or permitted to be made and shall not make or permit any assignment, transfer, pledge, or disposition for collateral purposes or otherwise, of all or any part of the Subordinated Indebtedness or any collateral or other security for the Subordinated Indebtedness so long as this Agreement remains in effect. Creditor shall, on the date of this Agreement or promptly upon receipt if not yet delivered to Creditor, deliver to the Bank, endorsed if required by the Bank, all notes and other instruments evidencing any Subordinated Indebtedness. Creditor hereby authorized Bank to prepare and file all Financing statements deemed necessary by the Bank to perfect the Bank's rights and interests under this Agreement. The Bank is to have all the rights and remedies of a secured creditor under the California Uniform Commercial Code, as amended from time to time, with respect to such interests. Creditor further makes, constitutes and appoints Bank its true and lawful attorney-in-fact with full power of substitution to take any action in furtherance of this Agreement, including, but not limited to, the signing of financing statements, endorsing of instruments, and the execution and delivery of all documents and agreements necessary to obtain or accomplish any protection for or collection or disposition of any pad of any collateral. Such appointment shall be deemed irrevocable and coupled with an interest.

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6.   This Agreement constitutes a continuing agreement of subordination, even though at times Borrower is not indebted to the Bank. The Bank may continue, in reliance on this Agreement, without notice to Creditor, to lend monies, extend credit, modify, renew or make other financial accommodations, to or for the account of Borrower until the fifth (5th) day ("effective date") following written acknowledgment by an officer of the Bank that the Bank received written notice of revocation of this Agreement from Creditor. Any such notice of revocation shall not be effective as to any Senior Indebtedness existing at the effective date of revocation or any Senior Indebtedness created after that pursuant to any commitment or agreement of the Bank or pursuant to any Borrower loan (whether advances or readvances by the Bank after the effective date of revocation are optional or obligatory) existing at the effective date of revocation or any modifications or renewals of any Senior Indebtedness, whether in whole or in part. Possession by the Bank of any note or other evidence of indebtedness made, endorsed or guaranteed by Borrower shall be conclusive evidence (but not the only means of establishing) that Borrower is indebted to the Bank.

7. Creditor hereby releases Bank, any person or entity that has obtained any interest from Bank in this Agreement and the Senior Indebtedness, and each of Bank's and any such person or entity's officers, directors and employees from any known or unknown claims which Creditor now has against Bank or any such person or entity of any nature, including any claims that Creditor, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to this Agreement, the Senior Indebtedness or arising out of any modification or termination of the Senior Indebtedness or any refusal by the Bank to extend additional credit to Borrower relating to the revocation of this Agreement. Creditor waives the provisions of California Civil Code section 1542, which states:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

     Creditor hereby further covenants and agrees that the provisions, waivers and releases set forth in this section are binding upon Creditor and Creditor's trustees, agents, beneficiaries, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns and successors in interest Creditor warrants and represents that Creditor is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and Creditor has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Creditor shall indemnify and hold harmless Bank from and against any claim, demand, damage, debt, liability (including payment of attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer. The provisions of this section shall survive (i) payment in full of the obligations owing from Borrower to Bank under the Senior indebtedness, (ii) full performance of all the terms of this Agreement, (iii) Banks actions to exercise any remedy available under this Agreement, the Senior Indebtedness or otherwise, and/or (iv) the payment in full of the obligations of Borrower to Creditor under the Subordinated Indebtedness.

8. If. at any time or times Bank pays or incurs legal fees and costs or any other claims, damages, costs or expenses in connection with any litigation, contest, dispute, suit, proceeding or action instituted by Creditor or subsequently joined by Creditor in any way relating to this Agreement or any of the subject matter hereof, then Creditor shall reimburse Bank for all such legal expenses (including all reasonable attorneys' fees) together with all other claims, damages, costs and expenses of Bank. which reimbursements shall be payable to Bank by Creditor without demand after notice, and Creditor shall promptly pay all such amounts payable to Bank under this section.

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9.   Creditor delivers this Agreement based solely on Creditor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by the Bank. Creditor assumes full responsibility for obtaining any further information concerning the Borrowers financial condition, the status of the Senior Indebtedness or any other matter which Creditor may deem necessary or appropriate now or later, Creditor waives any duty on the part of the Bank, and agrees that Creditor is not relying upon nor expecting the Bank to disclose to Creditor any fact now or later known by the Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Senior Indebtedness, the occurrence of any default with respect to the Senior Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Creditors risk or Creditor's rights against Borrower. Creditor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes, without limit, the possibility that Borrower may incur Senior Indebtedness to the Bank after the financial condition of Borrower, or its ability to pay Borrower's debts as they mature, has deteriorated. Creditor acknowledges and agrees that the Bank's rights under this Agreement are not conditioned upon pursuit by the Bank of any remedy the Bank may have against Borrower or any other person or any other security. The absence of Borrower's signature at the end of this Agreement shall in no way impair or affect the validity of this Agreement.

10. The Bank, in its sole discretion, without notice to Creditor, may release, exchange, enforce and otherwise deal with any security now or later held by the Bank for payment of the Senior Indebtedness or release any party now or later liable for payment of the Senior Indebtedness without affecting in any manner the Bank's rights under this Agreement. Creditor acknowledges and agrees that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty. to secure payment of the Senior Indebtedness, and Creditor is not relying upon assets in which the Bank has or may have a lien or security interest for payment of the Senior Indebtedness.

11 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by the Bank in respect of the Senior Indebtedness is returned, disgorged. or rescinded under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Agreement, shall be enforceable against the Creditor as if the returned, disgorged, or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, the Creditor agrees upon demand by the Bank to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the Creditor to do so shall not affect in any way the reinstatement or continuation.

12. Creditor waives any right to require the Bank to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Section 9-504 of the California or other applicable Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. Creditor waives notice of acceptance of this Agreement and presentment, demand. protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Senior Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Senior Indebtedness, and agrees that the Bank may, once or any number of times, modify the terms of any Senior Indebtedness, compromise. extend, increase, accelerate, renew or forbear to enforce payment of any or all Senior Indebtedness, or permit the Borrower to incur additional Senior Indebtedness, all without notice to Creditor and without affecting in any manner the unconditional obligations of Creditor under this Agreement

13. Creditor acknowledges that the Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Senior Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has or acquires relating to Creditor and this Agreement, however obtained. Creditor further agrees that the Bank may disclose such documents and information to the Borrower. Creditor further agrees that the Bank may provide information relating to this Agreement or relating to the Creditor to the Bank's parent, affiliates, subsidiaries and service providers.

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14.  No waiver or modification of any of its rights under this Agreement shall be effective unless the waiver or modification shall be in writing and signed by an authorized officer on behalf of the Bank. Each waiver or modification shall be a waiver or modification only with respect to the specific matter to which the waiver or modification relates and shall in no way impair the rights of the Bank or the obligations of Creditor to the Bank in any other respect.

15. This Agreement shall bind and be for the benefit of Creditor and the Bank and their respective successors and assigns, and shall be construed according to the laws of the State of California without regard to conflict of laws principles. If this Agreement is executed by two or more persons. it shall bind each of them individually as well as jointly.

16. The term "Borrower", as used in this Agreement, includes any person, corporation. partnership or other entity which succeeds to the interests or business of Borrower named above, and the terms "Senior Indebtedness" and "Subordinated Indebtedness" include indebtedness of any successor Borrower to the Bank and Creditor,

17. Creditor agrees to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal fees, and reasonable attorneys' fees whether inside or outside counsel is used, whether or not suit is instituted and, if instituted, whether at the trial or appellate level, in a bankruptcy. probate or administrative proceeding, or otherwise) incurred in enforcing any of the duties and obligations of Creditor under this Agreement.

18. Creditor waives any defense against the enforceability of this Agreement based upon or arising by reason of the application by Borrower of the proceeds of any Indebtedness for purposes other than he purposes represented by Borrower to the Bank or intended or understood by the Bank or Creditor. Creditor waives all rights to require the Bank to marshall the Collateral or any other property the Bank may at any time have as security for the Indebtedness and waives all right to require the Bank to first proceed against any guarantor or other person before proceeding against the Collateral.

19. The relative priorities of the Bank and Creditor in the Collateral as set forth in this Agreement control irrespective of the time, method or order of attachment or perfection of the liens and security interests acquired by the parties in the Collateral and irrespective of the priorities as would otherwise be determined by reference to the Uniform Commercial Code or other applicable laws. Creditor shall not contest the validity, priority or perfection of the Bank's security interest in the Collateral (regardless of whether the Bank's security interest in the Collateral is valid or perfected). The priorities of any liens or security interests of the parties in any property of the Borrower other than the Collateral are not affected by this Agreement and shall be determined by reference to applicable law. The Bank's rights under this Agreement are in addition to, and not in substitution of, its rights under any other subordination agreement with Creditor.

20. Special Provisions: (None if left blank.)

Anything contained in this Agreement to the contrary notwithstanding, so long as Bank has received all payments required under the Senior Indebtedness and so long as no event of default has occurred or is continuing thereunder, then Borrower may pay to Creditor, and Creditor may accept and retain from Borrower, as and when each becomes due and payable, regularly scheduled payments of principal and interest on the Subordinated Indebtedness according to and in the respective amounts set forth in any documents, instruments or agreements entered into evidencing the Subordinated Indebtedness, provided, that such payments to Creditor shall not cause or result in any default or violation by Borrower of any affirmative or negative covenant, term, condition, or other provision of the Senior Indebtedness. In no event, however, shall Creditor at any time accept or retain any such payment more than 30 days prior to the due date therefor, nor otherwise accept or retain any payments on or against the Subordinated Indebtedness except as expressly provided in the documents, instruments or agreements entered into evidencing the Subordinated Indebtedness.

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THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A
CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

IN WITNESS WHEREOF, Creditor has caused this Agreement to be executed as of June 12, 2003.



Debora Bainbridqe Phillips Trust           CREDITOR'S ADDRESS
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(CREDITOR)


By: Debora Bainbridge Phillips             3617 Williams Road
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   Signature of                            STREET ADDRESS

Its: Trustee                               Santa Rosa     CA       95404
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     TITLE (if applicable)                 CITY          STATE     ZIP


By: /s/  Debora Bainbridge Phillips
   ---------------------------------
   Signature of

Its:
    --------------------------------
    TITLE (if applicable)

                           BORROWER'S ACKNOWLEDGEMENT


Spectrum Organic Products, Inc. ______("Borrower"), accepts notice of subordination created by this Agreement and agrees that it will take no action inconsistent with this Agreement and that, except with the prior written approval of Bank, no payment or distribution shall be made by Borrower on or with respect to the Subordinated Indebtedness, so long as this Agreement remains in effect. Borrower agrees that the Bank may, at its option, without notice and without limiting Banks other rights, upon any breach by Creditor of, or purported termination by the Creditor of, this Agreement, declare all Senior Indebtedness to be immediately due and payable and/or terminate any commitments of Bank to Borrower.






Spectrum Organic Products, Inc.



By:  /s/  Robert B. Fowles                  Its:     CFO
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By:  /s/                                    Its:
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By:  /s/                                    Its:
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By:  /s/                                    Its:
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BORROWER'S ADDRESS

5341 Old Redwood Highway         Petaluma        CA       USA         94954
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STREET ADDRESS                   CITY            STATE    COUNTRY     ZIP CODE


                                         DATED:   June 12, 2003
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